LOGO: SCUDDER INVESTMENTS
Annual report to policy holders for the year ended December 31, 2003
Annual report
For policy holders of Scudder DestinationsSM Life

The Alger American Fund

Credit Suisse Trust

Dreyfus Investment Portfolios

The Dreyfus Socially Responsible Growth

Fund, Inc.

INVESCO VIF-Utilities Fund

Scudder Variable Series I

Scudder Variable Series II

This report must be preceded or accompanied by the current prospectus. Read it carefully before investing.

Scudder DestinationsSM Life is a modified single premium variable universal life insurance policy (under policy form series L-8387 and L-8388), issued by Kemper Investors Life Insurance Company, Schaumburg, Ill. Securities are distributed by Investors Brokerage Services, Inc., located at 1600 McConnor Parkway, Schaumburg, IL 60196. Scudder DestinationsSM Life may not be available in all states. The policy contains limitations. Policy forms may vary per state. Certain features may be subject to state variation.

Because additional premium is permitted under the policy or may be required to continue coverage in-force, some states do not consider Scudder DestinationsSM Life to be a single premium variable universal life insurance policy. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank or other financial institution. The policies are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The policy involves investment risk, including the possible loss of principal.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment management Americas Inc. and Scudder Trust Company.

Symbols: NO BANK NO FDIC

RECYCLE LOGO Printed on recycled paper. Printed in the U.S.A. SPVL-2 (2/28/02) 15635
LOGO: SCUDDER INVESTMENTS Kemper Investors Life Insurance Company Administrative office: 1600 McConnor Parkway Schaumburg, IL 60196-6801